SECURITIES AND EXCHANGE COMMISSION

                                  WASHINGTON, D.C.  20549


                                ---------------------------

                                        FORM 8-K/A

                                      CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) of the

                              SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):  May 29, 1996


                                VIMRx Pharmaceuticals Inc.
                    (Exact name of registrant as specified in charter)


                                         Delaware
                                  (State or other juris-
                                    diction of incorp-
                                         oration)
                                          0-19153
                                        (Commission
                                       File Number)
                                        06-1192468
                                       (IRS Employer
                                    Identification No.)
  1200 High Ridge Road, Stamford, Connecticut   06905
    (Address of principal executive offices)    (Zip code)


            Registrant's telephone number, including area code:  (203) 329-0811


                                      Not Applicable
               (Former name or former address, if changed since last report)







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            This Form 8-K/A is being filed by VIMRx  Pharmaceuticals  Inc.  (the
"Registrant") to provide the required financial statements for Ribonetics GmbH, a business acquired by the Registrant, as reported by the Registrant on a Current Report on Form 8-K dated June 12, 1996.


Item 7Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.


            Ribonetics GmbH

            1.    Report of Independent Auditors.
     2. Balance Sheets as at December 31, 1994, December 31, 1995 and May 31, 1996 3. Statements of Operations and Deficits for each of the three years in the three-year period ended December 31, 1995 and for the five-month period ended May 31, 1996. 4. Statements of Cash Flows for each of the three years in the three-year period ended December 31, 1995 and for the five months ended May 31, 1996.

      (b)   Pro Forma Financial Information.

     1. Pro Forma Balance Sheet as of December 31, 1995. 2. Pro Forma Statement of Operations for the year ended December 31, 1995. 3. Pro Forma Statement of Operations for the six month period ended June 30, 1996.

      (c)   Exhibits.

     2.1 Stock Purchase Agreement dated May 22, 1996 among VPI Holdings, Ltd., the Registrant and Dr. Herbert Stadler.

     4.3 Warrant Purchase Agreement dated as of May 22, 1996 between the Registrant and Dr. Herbert Stadler.




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                                         SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIMRx PHARMACEUTICALS INC.
                                    (Registrant)



                                    By:  /s/ Richard L. Dunning
                                           Richard L. Dunning
                                        President and Chief Executive Officer

Dated:  August 12, 1996



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                    INDEX  OF FINANCIAL STATEMENTS OF ACQUIRED BUSINESS


rI    Ribonetics GmbH

1.    Report of Independent Auditors.

2.    Balance Sheets as at December 31, 1994, December 31, 1995 and May 31, 1996

3. Statements of Operations and Deficits for each of the three years in the three-year period ended December 31, 1995 and for the five-month period ended May 31, 1996.

4. Statements of Cash Flows for each of the three years in the three-year period ended December 31, 1995 and for the five months ended May 31, 1996.





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                                         SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIMRx PHARMACEUTICALS INC.
                                    (Registrant)



                                    By:
                                           Richard L. Dunning
                                        President and Chief Executive Officer

Dated:  August 12, 1996




























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LPS  LEISTNER  POKOJ  SCHNEDLER  GMBH

WIRTSCHAFTSPR+FUNGSGESELLSCHAFT  -  STEUERBERATUNGSGESELLSCHAFT

     - On audit, tax advising and similar engagements in cooperation with Summit International Associates, Inc. -


                            65760 Eschborn/Frankfurt
LPS Leistner  Pokoj  Schnedler  GmbH, WPG, STBG.    Frankfurter Stra e 92
Postfach 5903   65734 Eschborn/Frankfurt            Telefon (06196) 93 34-0
                            Telefax (06196) 93 34 30


                               INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders!

We have audited the accompanying balance sheets of Ribonetics GmbH Gesellschaft fur molekulare Therapie, Gottingen/Germany as of December 31, 1994, December 31, 1995 and May 31, 1996 and and the related statements of operations and deficit, and cash flows for each of the years in the three year period ended December 31, 1995 and the fife month ended May 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Ribonetics GmbH Gesellschaft fur molekulare Therapie, Gottingen/Germany as of December 31, 1994, December 31, 1995 and May 31, 1996 and the results of its operations, and its cash flows for each of the years in the three year period ended December 31, 1995 and the fife month ended May 31, 1996 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Ribonetics GmbH Gesellschaft fur molekulare Therapie, Gottingen/Germany will continue as a going concern. As discussed in Note 1, the research and development activities did not generate sufficient income from own sources to cover all expenses. Therefore the survival of Ribonetics GmbH is depending on the continuing ability to obtain funds from the shareholder and third parties to cover the research and development expenses. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

July 17, 1996






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

 RIBONETICS GMBH GESELLSCHAFT FuR MOLEKULARE THERAPIE
 GoTTINGEN/GERMANY
 (a development stage company)
 BALANCE SHEETS





 A S S E T S                                      December 31,
                                               1994           1995           May 31, 1996
                                               ----           ----           ------------
CURRENT ASSETS

 Cash                                          203,787   32,304      118,217
 Accounts receivable - trade                          2,790  0              0
 Prepaid expenses                             11,9         2,772    2,895
 Other receivables (Note 6)                  34,449  33,357       21,378
                                           --------  ------      -------

     Total Current Assets                  252,981   68,433      142,490
                                           -------   ------      -------


FIXED ASSETS (Note 1)

 Engineering drawings                                        0              0
 EDP-Software                                4,822        8,201        9,609
 Computer aided designs                                  0              0
 Tools and models                                        0              0
 Rights and licences                         85,491  85,491      85,491
 Office and laboratory equipment           504,668        566,470         567,053

 Fixed assets, at cost                     594,981                 662,153
 Less accumulated depreciation                  (1    (267,76     (330,102)
                                                ---------------------------

     Net Fixed Assets                      468,993     392,400   332,051
                                           -------------------   -------



     TOTAL ASSETS                          721,974     460,833   474,541
                                           ===================   =======


See accompanying notes and auditors` report.






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


 L I A B I L I T I E S                               December 31,
                                           1994      1995        May 31, 1996
                                           ----      ----        ------------
                                                                     US-$
CURRENT LIABILITIES

 Accounts payable                                 61,401         19,437         68,737
 Bank loans                                       111
 Due to related party (Note 5)                       26,345          95,157          148,988
 Intercompany liabilities (Note 5)                             594,234            750,000            750,000
 Other liabilities (Note 7)                                    109,454          50,996          56,548
 Accrued liabilities (Note 8)                               5,791       17,091            15,128
                                                         --------       ------            ------

     Total Current Liabilities                                 797,336            932,68        1,039,401
                                                               -------      -----------------------------




Stockholders Equity

 Common Stock, 1 share authorized,
     issued and outstanding                          30,979          30,979         30,979
 Capital contributions (Note 5)                                               200,205
 Cumulative translation
    adjustment (Notes 1 and 2)                       (18,678)     (40,495)            (31,668)
 Deficit accumulated during
    development stage (Note 1)                       (87,663)    ( 462,332)              (764,376)
                                                     ----------------------         --------------

     Total Stockholders' Equity (Deficit)                        (75,362)    (471,848)               (564,860)
                                                                 ---------------------          --------------


     TOTAL LIABILITIES AND
     STOCKHOLDERS EQUITY                  721,974   460,833         474,541
                                          =======   =======         =======


See accompanying notes and auditors` report.







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

 RIBONETICS GMBH GESELLSCHAFT FuR MOLEKULARE THERAPIE

 GoTTINGEN/GERMANY
 (a development stage company)
 STATEMENT OF OPERATIONS AND DEFICIT

                                                     November 20,               November 20,

                                   1992      Five-Months         1992
             Year Ended December 31,                         (Inception) to         Ended
 (Inception) to
             1993       1994       1995      December 31, 1995          May 31, 1996            May 31, 1996

             US-$       US-$       US-$      US-$        US-$        US-$
REVENUE

 Sales          2,906       15,573           2,682       21,161         4,044       25,205

 Governmental grants (Note 4)                     0      93,626         231,850           325,476           76,561
     402,037
 Funding from other institutions (Note 5)                    609,629        1,164,595           997,349
 2,776,907      112,387         2,889,294
             612,535        1,273,794        1,231,881       3,123,544      192,992
 3,316,536

OPERATING EXPENSES

 Research and development costs                   553,667        1,176,486      1,212,705             2,943,936
     379,066        3,323,002
 General and administrative Expenses                 157,076         194,698        396,656           752,685
     115,235        867,920
 Selling Expenses               446          3,350       3,527       7,323      988       8,311

             711,189        1,374,534        1,612,888       3,703,944      495,289
 4,199,233

OPERATING (LOSS)                   (98,654)       (100,740)      (381,007)      (580,400)
     (302,297)      (882,697)




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OTHER INCOME                117            101,129       0       101,246        3,683           104,929


INTEREST INCOME (EXPENSES)                        4,549      5,921      6,338       16,822
     (3,430)        13,392

NET INCOME (LOSS)                  (93,988)       6,310      (374,669)      (462,332)
     (302,044)      (764,376)

RETAINING EARNINGS (DEFICIT) - BEGINNING

OF PERIOD               15      (93,988)     (87,678)        0       (462,332)      0


DEFICIT ACCUMULATED DURING

DEVELOPMENT STAGE - END OF PERIOD                    (93,973)        (87,678)       (462,347)
     (462,332)      (764,376)      (764,376)

See accompanying notes and auditors` report.



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




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LPS Leistner Pokoj Schnedler GmbH
Eschborn/Frankfurt, Germany
         NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

Ribonetics GmbH Gesellschaft fur molekulare Therapie (in the following also referred to as the "Company") was incorporated on November 20, 1992, in Gottingen/Germany. The purpose of the Company is to research, develop and sell synthetic peptide and nucleinacidderivates to development and research institutions and to therapie centers. Since the day of foundation the Company has not earned significant income from its own resources, because the research and development activities are not finalized. The Company has not been able to sell its own products at a sales volume which is sufficient to cover the cost of the research and development activities. The Company's main source of income had been from fees of other research and development firms and grants of the German governement.

The Company was founded in Germany as a limited liability company (GmbH) and is subject to the commercial and trade law of the Federal Republic of Germany.

The Company was founded by Scion Health Ltd., Cambridge/United Kingdom (in the following referred to as Scion) at a 49 % shareholding and Institut fur Bioanalytik gemeinnutzige Gesellschaft mbH, Gottingen/Germany (in the following referred to as IBA) at a 51 % shareholding. On March 5, 1993, Dr. Herbert Stadler, Niemetal-Lowenhagen/Germany (in the following referred to as "Dr. Stadler") acquired the share of 51 % from IBA. Dr. Herbert Stadler holds 50 % of the shares of IBA and is its sole General Manager too. On June 9, 1994, Scion transferred its share to Animal Biotechnology Cambridge Ltd., Cambridge/United Kingdom (in the following referred to as ABC). In 1994/95 ABC went into bankruptcy. In order to prevent the Company for actions which may be taken by the receiver of ABC, the share of ABC was seized by the Company at April 7, 1995. ABC was compensated for the loss of the share by the Company. In order to keep the minimum paid in subscribed capital at a level of DM 50,000, the nominal value of the share of Dr. Stadler was increased at May 22, 1996, and the required amount was paid by him to the Company.

On May 23, 1996, VIMRx Pharmaceuticals Inc., Stamford/Connecticut/USA a Delaware corporation (in the following referred to as "VIMRx"), through ist subsidiary, VPI Holdings, Ltd., Hamilton/Bermuda (in the following referred to as "VPI Holdings") acquired all of the issued and outstanding capital stock of the Company from Dr. Stadler, its sole shareholder, for US-$ 1,500,000 in cash and warrants to purchase between 365,000 and 500,000 shares of VIMRx' Common Stock (the exact number to be determined based on the market value of the Common Stock on The Nasdaq Stock Market during the three-month period following the acquisition) at an exercise price of US-$ .01 per share, with a cashless exercise provision. Dr. Stadler also received a ten percent equity interest in VPI Holdings. For the period commencing September 30, 1997 and ending June 1, 2000, subject to certain restrictions (including without limitation volume limitations on permissible sales), Dr. Stadler is entitled to require VIMRx to file a registration statement for the public sale of Dr. Stadler's shares of Common Stock that are not otherwise available for public sale pursuant to Rule 144 under the Securities Act of 1933, as amended. Dr. Stadler is also entitled to certain "piggyback" registration rights with respect to his shares. VIMRx previously acquired rights to commercialize and exploit synthetic oligonucleotide compounds for pharmaceutical and diagnostic products under a worldwide exclusive license from the Company. Prior to the acquisition, VIMRx funded research and development by the Company pursuant to a research and development



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     agreement  which was terminated in January 1996. Dr. Stadler will remain as an advisor to the Company and VIMRx. Period of Operations

The business year of the Company agrees with the calendar year.


Basis of Financial Statements and Preparation

The financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The  accumulated  loss  for the  Company  up to May 31,  1996,  amounts  to US-$
764.376. The financial statements show a shareholders deficit in the amount of US-$ 764.376. It can be assumed that the Company is overindebted. If the Company has no hidden assets (such as goodwill or intellectual property) or liabilities which are to be considered as equity equivalents, the commercial law of the Federal Republic of Germany requires that the General Manager of the Company files for bankruptcy within a period of 21 days after the shareholder's deficit is known to the General Manager. But the Management and the Shareholder of the Company are confident that the goodwill derived from the research and development activities have generated a fair market value of the Company which is significantly higher than the shareholder's equity at book value.

The continuation of the Company is dependend upon the Company's successful attempt to raise additional funds for offsetting the research and development expenses.


Use of estimates

The preparation of financial statemensts in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.





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Revenue Recognition

The  Company  prepares  its  financial   statements  on  the  accrual  basis  of
accounting. Under this method of accounting, revenue is recognized when earned, and expenses are recognized when incurred, whether paid or not.


Depreciation and Amortization

The cost of property and equipment is depreciated over the estimated useful lives of the related assets. For financial reporting purposes, depreciation is computed using the straight-line method over estimated useful lives as follows:

          EDP software                           3 to 5 years
          Office equipment                         10 years
          Laboratory equipment                   5 to 10 years


Income Taxes

Due to the current and prior years losses no income taxes arose. The Company has tax loss carry forwards which can be offset against future taxable income for both corporation and trade tax on income in the amount of approximately US-$
764.000. There is no time limitation for the offset against the future income tax base.


Property and Equipment

Property and equipment is stated at cost. Maintenance, repairs and minor renewals are expensed as incurred. When property is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in the operations.

Fair Values of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions for the carrying amounts of cash, receeivables, accounts payable, due to related parties, intercompany liabilities and other liabilities approximate fair value because of the short maturity of those instruments.





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Recently Issued Accounting Standards

The Company has not elected to early adopt the provisions of recently issued accounting standards regarding impairment of longlived assets. This standards will require entities to review long-lived assets and certain identifiable intangibles to be held and used, for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has not determined the potential impact, if any, of the adoption of this standard on ist financial position or results of operation.

NOTE 2 - FOREIGN CURRENCY TRANSLATION

In accordance with Financial Accounting Standards Board Statement No. 52, the accounts of the Company are translated from Deutschmarks (DM) into United States dollars (US-$) as follows:

     1. Intercompany liability is translated at the historical rate, 2. All assets and other liabilities at the rate at balance sheet date, 3. Equity positions are translated with historical rates, 4. Operating expenses, other than depreciation, at the weighted average rates during the periods of operations, 5. Depreciation includes the depreciation originally recordtranslated by thes yearly average rate. In addition all exchange rate differences relating to the fixed assets and accummulated depreciation are included.

The beginning balance of the foreign currency translation account was zero at the inception of the Company. The foreign currency translation from November 20, 1992 (date of inception) to May 31, 1996 resulted in a decrease of total stockholder's equity (increase of deficit) in the amount of US-$ 31,668 as shown in the accompanying balance sheet.


NOTE 3 - INCOME TAXES

No provisions for income taxes have been accrued because of the large losses.

As  of  May  31,  1996,  the  Company  has   approximately   US-$  764.000  loss
carryforwards available to reduce future taxable income for an unlimited period of time. There is no difference between tax and statutory books.


NOTE 4 - COMMITMENTS AND CONTINGENCIES

The Company conducts its research and development activities from office and laboratory rooms which are leased under an operating lease which is cancellable with three months advance notice. Also the major part of the office equipment and the laboratory apparatus is leased, but the contracts can be terminated with three months advance notice or by not paying the monthly rent.

The Company has obtained from the German government (Bundeskasse Bonn.- Forschungszentrum Julich) a preliminary assessment, in which the Company is entitled to obtain funds from the German Government in the



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aggregate  amount of US-$ 473,500 (DM 734,000)  during 1994,  1995 and 1996. The funds should be used to partly offset the cost for development and research activities for a special research project up to an amount of 50 % of the total cost for the project. During 1994, 1995 and 1996 grants were obtained in the amount of US-$ 402,037 and recorded as revenue. The final approval for the grants is pending. The Company management believes that the grants will be finally approved because the research and development cost for the specific project are actually higher than estimated. If this is not the case, then the grants should be partly or fully paid back to the German government.

Epoch Pharmaceuticals, Inc. (formerly MicroProbe Corporation) (in the following referred to as "Epoch"), in its Form 10-KSB Annual Report for the year ended December 31, 1995 (the "1995 Form 10-KSB"), and its February 13, 1995 letter (the "February 1995 letter") to VIMRx, claims to have paid US-$ 1,502,000 to ABC, a former shareholder of the Company, in connection with an agreement to purchase, among other things, ABC's shares of the Company and certain other assets of ABC. In the February 1995 letter, Epoch also claims to have remitted US-$ 1,583,000 (US-$ 1,634,000 asserted in the 1995 Form 10-KSB) to ABC and/or the Company between December 1993 and September 1994. In the February 1995 letter, Epoch advised VIMRx and by separate letters dated October 19, 1994, advised the Company's former shareholders that the amounts were loans and demanded repayment of these amounts. Management believes the Company has no obligation to Epoch.

The Company is obliged to pay US-$ 33,700 (DM 50,000) to Dr. Stadler up to May 31, 1997 for advisory services.




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         NOTE 5 - RELATED PARTY TRANSACTIONS/ACCOUNTS

The Company includes the following accounts due from and due to related parties in its financial statements:

     Related              Common
      Party              Ownership                   12/31/94  12/31/95  5/31/96
                                                       US-$      US-$     US-$
Due to related party:
Institut fur BioanalytikDr. Stadler is sole shareholder26,345   95,157   148,988
                                                       ======   ======   =======

Intercompany liabilities:
VIMRx Pharmaceuticals InVIMRx holds all
                        shares of the Company
                        since May 22, 1996        750,000      750,000   750,000

Intercompany receivables:
Ribonetics UK, Ltd.     Dr. Stadler holds 50 % of
                        the shares.                   155,766    -          -
                                                      -------    -          -
                                                      594,234750,000     750,000





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The following  transactions  were  excercised with related parties in 1996, 1995 and 1994:

     Related              Type of
      Party             Transaction                    1994      1995     1996
                                                       US-$      US-$     US-$

Ribonetics UK Ltd.    Payments to UK as funding
                      of research and development 184,301          -        -
                                                  =======          =        =

Institut fur          Rental of office rooms
Bioanalytik GmbH      and laboratory floor         53,099       40,61021,669
                      Rental of laboratory equipment1,779       83,04122,944
                      Final charge for 1995 utilities    -         -   7,931
                      Charge for payroll expenses        -       40,12912,173
                                                   54,878       163,78064,717

VIMRx Pharmaceuticals Payments received as funding
                      of research and development 750,000   991,000  112,387
                                                  =======  ========  =======

VPI Holdings Ltd.     Payments received as funding
                      of research and development        -        -   200,205
                                                         =        =   =======



NOTE  6 - OTHER RECEIVABLES

Other receivables consisted of the following:

                                                   12/31/94  12/31/95   5/31/96
                                                       US-$      US-$      US-$

Value added tax receivable                         14,224    33,357   21,378
Amount due to officer                              18,661           -       -
Corporation tax refund                              1,537           -       -
Sundry receivables                                        25        -       -
                                                          --        -       -
                                                   34,449    33,357   21,378
                                                   ======    ======   ======




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NOTE 7 - OTHER LIABILITIES

Other liabilities consisted of the following:

                                                    12/31/94  12/31/95   5/31/96
                                                       US-$      US-$      US-$

Loan due to former shareholder (Dr. Stadler)       70,954    29,375   40,485
Payroll withholding tax                            15,254     3,440    4,169
Social security contributions (50 % withholdings)  13,706    13,435    7,439
Salary last month                                        -    4,746    4,455
Employee savings plan                                    402       -        -
Sundry liabilities                                      9,138      -        -
                                                  109,454    50,996   56,548
                                                  =======    ======   ======


NOTE 8 - ACCRUED LIABILITIES

Accrued liabilities represent the following:

                                                   12/31/94  12/31/95   5/31/96
                                                       US-$      US-$      US-$

Compilation of financial statements by tax advisor  3,217     6,976    6,329
Bookkeeping service charge                          2,574      6,627   2,281
Contribution to workmen's compensation in case of accident-   3,259    3,488
Interest charge                                          -         -      3,259
                                                         -         - -    -----
                                                    5,791    17,091   15,128
                                                    =====    ======   ======


NOTE 9 - OTHER MATTERS

During the five months up to May 31, 1996, the Company was charged by the local tax authority in the amount of DM 32,300 (US-$ 21,768) because the payroll tax on the salary of a former General Manager, who was limited taxable in Germany, was not properly calculated and withheld. The amount is included in other research and development expenses.

During the year ended December 31, 1995, the Company recorded a provision for doubtful accounts of US-$ 184,301 relating to the amounts due from Ribonetics UK Ltd, a company controlled by Dr. Stadler.

In addition, a provision for doubtful accounts of US-$ 11,233 was recorded wich represents uncollectible amounts due from an officer who has left the company.






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                             VIMRx Pharmaceuticals Inc.
                              Pro Forma Balance Sheet
                                At December 31, 1995
                            Proforma       Proforma
             VIMRX  Ribonetics  Adjustment     Balance Sheet
                            Dr (Cr)

Assets
Cash and cash equivalen$2,218,970   $32,304     ($1,500,000)(2)   $  751,274
Other Current Assets      406,115     36,129                         442,244
                          -------   --------                         -------
    Current Assets      2,625,085     68,433                       1,193,518

Equipment  Net            107,942    392,400                         500,342
Notes Receivable          225,000                   (225,000)  (1)
Other  Assets             493,000                                    493,000
                          -------                                    -------
    Total Assets        $3,451,027   $460,833                     $2,186,860
                        ==========   ========                     ==========

Liabilities
Current Liabilities
Accounts Payable  and
   accrued liabilities $  431,491    $182,681   ($1,562,200)(2)   $2,176,372
Notes Payable          1,802,048       750,000  750,000       (1)  1,802,048
                       ---------     ---------  -------    ------ ----------
   Total Current Liabili2,233,539      932,681                     3,978,420

Other Liabilities         464,000                                    464,000
                          -------                                    -------
     Total Liabilities  2,697,539      932,681                     4,442,420

Shareholders Equity
Common Stock,
  additional Paid In
  Capital and translation
  adjustment            23,264,355       (9,516)(9,516)    (2)     23,264,355
Deficit            (22,510,867 (462,332)  (525,000) (1)
                                                3,071,716  (2)    (25,519,915)
                                                ---------  ---    ------------
     Total Shareholders'
         Equity (Deficit753,488        (471,848)                   (2,255,560)
                        -------      -----------                  ------------

     Total Liabilities and
      Stockholders' Equ$3,451,027    $  460,833                   $2,186,860
                       ==========    ==========                   ==========





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



(1) To eliminate inter-company accounts.
(2) To record the purchase of Ribonetics.




                                           19
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                             VIMRx Pharmaceuticals Inc.
                          Proforma Statement of Operations
                          For year ended December 31, 1995

                                     Proforma       Proforma
                       VIMRx  Ribonetics  Adjustment  Statement

Revenue                   $1,231,881 $ 991,000  (1) $ 240,881
Operating Expense      5,111,732      1,612,888  (991,000)  5,733,620
Purchased R & D                      3,009,000  (2) 3,009,000
Other Expense (Income)    128,027          (6,338)            121,689

Net Loss               $5,239,759    $   374,669           $8,623,428
                       ==========    ===========           ==========

Net Loss per Share     $0.27                               $0.44
                       =====                               =====


(1) Elimination of inter-company transactions

     (2) To record purchase research and development related to the purchase of Ribonetics




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


VIMRx Pharmaceuticals Inc.
Profroma Statement of Operations
For the Six Month Period ended June 30, 1996

                                                Proforma        Proforma
                  VIMRx       Ribonetics  Adjustment        Statement
                                                Five months
                                                ended
                                                May 31, 1996

Revenue                             $192,992    ($112,387)  (1)    $80,605
Operating Expenses      5,678,041     495,289     (112,387)      6,060,943
Other Expenses             223,777      (253)                    223,524
   Net Loss             $5,901,818  $302,044                     $6,203,862

Net Loss per share      $0.18                                     $0.19



(1) elemination of intercompany transactions



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